                                                             Exhibit 99.906 CERT

                                    EHIBIT 3
         CERTIFICATION PUSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of H&Q HEALTHCARE INVESTORS, do hereby certify, to such officer's knowledge, that the report on Form N-CSR of H&Q HEALTHCARE INVESTORS for the year ended September 30, 2004 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of H&Q HEALTHCARE INVESTORS for the stated period.

                                                  /s/ Kimberley L. Carroll
           --------------------------             ---------------------------
           Name:  Daniel R. Omstead                Name: Kimberley L. Carroll
           Title: President                        Title: Treasurer


Date       December 9, 2004
           ----------------


A signed original of this written statement required by Section 906 has been provided to H&Q HEALTHCARE INVESTORS and will be retained by H&Q HEALTHCARE INVESTORS and furnished to the SEC or its staff upon request. This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by H&Q HEALTHCARE INVESTORS for purposes of the Securities and Exchange Act of 1934.